Exhibit 99.2

© 2026 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Fiscal Fourth Quarter and Full Year 2025 Earnings Presentation March 31, 2026

LEGAL DISCLAIMERS Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 . When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward(looking statements . These forward(looking statements, which include statements regarding Faraday Future Intelligent Electric Inc . ’s (the “Company’s”) “Bridge Strategy,” the Company’s growth strategy, fundraising activities and prospects, the development of markets in which the Company operates or seeks to operate, the production and delivery of the FF 91, the Faraday X(FX) brand, and future compliance with Nasdaq listing requirements, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward(looking statements. These forward - looking statements speak only as of the date of this call, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward(looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to pay its outstanding obligations; the Company’s ability to raise necessary capital, including but not limited to the capital required to fund production of the FF 91 and the Bridge Strategy; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces ; the Company’s history of losses and expectation of continued losses ; the success of the Company’s payroll expense reduction plan ; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs ; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market ; the rate and degree of market acceptance of the Company’s vehicles ; the Company’s ability to cover future warrant claims ; the success of other competing manufacturers ; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; the ability of the Company to attract and retain employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10 - K filed with the Securities and Exchange Commission (“SEC”) on March 31, 2025 , and other documents filed by the Company from time to time with the SEC. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . NASDAQ: FFAI © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2

TABLE OF CONTENTS 1. Strategy 2. Business - EV & Robotics 3. System Buildup 4. Q4 Financial Highlights 5. Capital Progress 6. 2026 Outlook 7. Appendix NASDAQ: FFAI © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3

Faraday Future | Faraday X

From Bridge Strategy to Embodied AI Strategy

FF are evolving beyond a traditional EV company into an Embodied AI (EAI) ecosystem platform, powered by a dual-engine model of "EAI EV + EAI Robotics"

Embodied AI (EAI) Strategy

The "Three-in-One" Framework

- **EAI Devices** – scalable embodied AI devices for delivery include vehicles and robots
- **EAI Brain & Open-Source Open Platform** – Uniting the EAI brain, cerebellum, and neural hub, unlocking massive value
- **EAI Centralized and Decentralized Data Factory** – integrating Web2 data monetization with Web3 data assetization

Bridge Strategy

The Integration Model

- **Global Synergies:** Leveraging world-class supply chains and manufacturing efficiency
- **U.S. AI Advantage:** Integrating advanced domestic AI technology into high-performance, affordable smart products


EAI Devices
(Vehicles & Robots)
EAI
Robotics & Vehicle
EAI Brain & Open-Source Open Platform
EAI Centralized and Decentralized Data Factory

Foundation: FF IP & Technology Foundation (660+Patents)

← High-performance, affordable smart Devices

FF- Bridge	**Global Synergies**
	U.S. AI Advantage

FF is building a self-reinforcing "Device-Data-Brain" cycle, where scaled deployment drives data collection and model training, which feeds the AI brain, which improves product capability, which accelerates sales and deployment, which generates more data, which advances an even smarter AI brain.

NASDAQ: FFAI © 2026 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 4

Business Update – EV : From Ultra-Luxury to Mass-Market

Faraday Future | Faraday X

2025 Execution Milestones & 2026 Commercial Expansion



FF 91

(The Halo)

- **Niche Presence:** Continued deliveries to high-profile users (Calvin Gong, President of Pinnacle Real Estate Group)
- **Ecosystem Synergy:** Driving "Auto + Home + Crypto" cross industry co-creation
- **Continuous Improvement:** Ongoing AIOS software upgrades and refinements



FX Super One

(The Volume Driver)

- **Blueprint to Reality:** The first FX Super One pre-production vehicle officially rolled off the line at the California AI-Factory
- **Production Readiness:** Pre-production units successfully rolled off the line at the California AI Factory in December
- **Key Specs:** 130" wheelbase, flat floor, zero-gravity VIP seats, and the Super EAI F.A.C.E system
- **Commercial Momentum:** 11, 000+ cumulative non-binding pre-orders across six U.S. states in 2025
- **Mass Production**: Certification progressed as planned, initial parts sourcing secured in October, and final assembly line completed in December
- **Middle East:** Launch with initial delivery to Global Co-creation Officer Andres Iniesta



FX 4

(Mass Market)

- **Target Segment:** High-value mass market, positioned as the "RAV 4 Disruptor in the AIEV Era"
- **Progress:** Official release of rear design sketches in December 2025

NASDAQ: FFAI
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Business Update – EAI Robotics: Accelerated Market Entry & Delivery • Positive Margin Structure: Start of robot sales revenue and positive product gross margin in the first quarter Near - term Positioning Advantage in U.S. Humanoid and Bionic arket Three Launched Products Commercial Momentum • Rapid Delivery: First U.S. - listed company to deliver humanoid and bionic robots at scale (22 units shipped as of March) targeting cumulative shipments of more than 1,000 units by the end of December 2026 • Strong Demand: 1,200+ non - binding, paid pre - orders since February 4 th launch 1 AEC: Acoustic Echo Cancellation; technology enabling seamless conversation interruption FF Futurist Starting from $34,990 Ecosystem Skill Package $5,000 FF Master Starting from $19,990 Ecosystem Skill Package $3,000 FX Aegis Starting from $2,499 Ecosystem Skill Package $1,000 NASDAQ: FFAI © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 6

Faraday Future | Faraday X

Business Update – Tech Stack Upgrade

Forming the foundation of a scalable, cross-terminal intelligence system.

Advanced Intelligence

Seamless Interaction

Real-time web search, voice synthesis, and AEC[1] for seamless conversation

50+languages

Transitioned to LLM with native support for 50+ languages

Computer Vision

DinoV3-powered gesture control and vision-based3D object detection

RAG

Support RAG knowledge base

Web3 Integration

Patent-pending blockchain vehicle/robot sharing system for automated credit verification, billing, settlement, and revenue distribution

Real-time web search

Supports real-time web search and voice output

Cross Platform Sharing

voice dialogue and multimodal interaction capabilities
Model training platforms and toolchains
Multimodal environmental perception models

NASDAQ: FFAI © 2026 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 7

Strengthening the Institutional Foundation Governance & Compliance Governance aturity, Regulatory Alignment and Talent Acquisition SEC Milestone: Successfully concluded SEC investigation NASDAQ: FFAI © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 8 Cybersecurity & Ethics: Board - Level Cyber Reporting Established Introduced PPTIA Governance Methodology 1 SOX: Sarbanes - Oxley Act; federal law establishing auditing and financial regulations for public companies to protect shareholders from errors and fraudulent practices Washington D.C. Constructive Dialogue • Strategic Policy Alignment • Resilient Global Framework Strategic Regulatory Advisory Talent & AI - Driven Infrastructure Silicon Beach HQ: March relocation to a premier tech hub to accelerate top - tier senior talent acquisition Transition to AI - Driven Company

Q4 AND FULL YEAR 2025 FINANCIAL HIGHLIGHTS Other Highlights: • Non - Cash Volatility: Reported results may be impacted by non - cash volatility driven by mark - to - market adjustments of equity - linked instruments • Optimization: Cost optimization and cash flow management capabilities continued to improve Income Statement: $536K Full - Year Revenue (Stable YoY) Early - stage commercialization with stable market engagement during strategic focus transition $32.3M Q4 Loss from Operations Driven by primarily cost of revenue and G&A $185M Full Year Loss from Operations Excluding one - time impairments ( Impairment of long - lived assets & deposits: $137.435M; Impairment of goodwill: $4.450M; Credit loss expense: $4.294M ) Reflects Company’s cost optimization efforts Balance Sheet & Cash Flow Statements: $7.7M Stockholders' Equity as of year - end Driven by manufacturing optimization and valuation changes in convertible notes, including the elimination of warrants, reducing liabilities by approximately $100 million $161.4M Cash Flow from Financing Activities Operating outflows of $107.5M for the FY2025 was offset by Net Cash inflow of $161.4M for the FY2025 from financing activities Transitioning Capital To ard Dual - Platform Execution NASDAQ: FFAI © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 9

Capital Markets & Shareholder Protection Strengthening Capital Structure and Defending Shareholder Value Strategic Financing & Market Visibility Capital Structure Optimization Compliance & Shareholder Protection 2025 Net Financing Inflow: $151.5M Demonstrates sustained capital - raising ability despite a “cooling” global EV financing environment Global Investor Engagement: - Hong Kong Investor Event: Deeply decoded EAI Bridge Strategy for 30+ investment institutions - Dual - Engine Revaluation: Market outreach focusing on the “EV + Robotics” growth model to drive valuation recovery - Active roadshows to pursue analyst coverage Warrant Cancellation: - Successfully terminated and cancelled 44.6 million warrants in Q4 - Simplifies the balance sheet and materially reduces potential future share dilution SEC Investigation Closure: In March 2026, the SEC closed its four - year investigation with no action, removing historical constraints and overhang Insider Alignment & Market Protection - Launched executive and employee share purchase plan - Initiated legal actions against potentially illegal short selling and misleading information to protect stockholder interests NASDAQ: FFAI © 2026 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 10

Faraday Future | EAI-Robotics

2026 Outlook

Scaling the Dual-Engine EAI Ecosystem

1

Strategy

EAI Strategy Monetization: The EAI strategy will begin generating revenue beyond hardware sales, including software-related income

Three-in-One Ecosystem Strategy: Initial launch of the tech-driven EAI ecosystem; Scaling robotic devices while deepening the open-source and open-platform development of the EAI Brain and technical platform; Activating industry-wide platform development.

2

Business

EAI Robotics: Targeting **1,000 units in 2026**; Continuous product gross margin optimization; Ramping capacity for next-phase large-scale volume.

EAI Vehicles: The Company will continue advancing its vehicle programs based on maintaining healthy and stable cash flow

3

Financials

Continuously improve the Company's operating cash flow in 2026.

4

Capital

Achieve **180-day share price compliance**, actively introduce strategic investments from top-tier global investment institutions, restore market confidence, and continue improving financing costs and dilution efficiency.

5

Systems Building

AI-Driven Operating System: Build a truly AI-driven company and establish a highly efficient operating system

Governance System: Establish an advanced governance framework aimed at maximizing the interests of shareholders and investors

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Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Appendix March 31, 2026 NASDAQ: FFAI © 2026 FARADAY FUTURE 13 PROPRIETARY AND CONFIDENTIAL

© 2026 FARADAY FUTURE Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Q & A March 31, 2026

APPENDIX 2025 - CONSOLIDATED BALANCE SHEETS(1/2) (In thousands) X X X © 2024 FARADAY FUTURE © 2024 FARADAY FUTURE 16 December 31, 2024 December 31, 2025 Assets Current assets $7,144 $ 34,927 Cash and cash equivalents 30 27 Restricted cash — 10,250 Digital assets — 257 Accounts receivable — 343 Notes receivable, net of allowance for credit losses of $4,555 at December 31, 2025 27,486 3,258 Inventory, net 31,094 10,499 Deposits 6,127 8,963 Other current assets 71,881 68,524 Total current assets 348,587 155,303 Property, plant and equipment, net 1,761 4,950 Operating lease right - of - use assets, net 1,042 4,639 Intangible assets, net — 25,764 Goodwill 2,129 18,682 Other non - current assets (see Notes 4 and 5) $425,400 $ 277,862 Total assets Liabilities and stockholders’ equity Current liabilities $71,414 $ 57,277 Accounts payable 45,677 45,499 Accrued expenses and other current liabilities 11,077 13,179 Related party accrued expenses and other current liabilities 28,864 1,950 Warrant liabilities 25 — Accrued interest 23,227 19,933 Related party accrued interest 761 951 Other financing liabilities, current portion 2,128 1,443 Operating lease liabilities, current portion 4,224 4,432 Notes payable, current portion 5,310 3,507 Related party notes payable 192,707 148,171 Total current liabilities

APPENDIX 2025 - CONSOLIDATED BALANCE SHEETS(2/2) (In thousands) X X X © 2024 FARADAY FUTURE © 2024 FARADAY FUTURE 17 December 31, 2024 December 31, 2025 38,698 46,867 Other financing liabilities, long term portion 14 3,471 Operating lease liabilities, long term portion 45,264 56,234 Notes payable, long term portion 2,754 772 Related party notes payable, long term portion 29,709 10,042 Derivative call options — 2,504 Related party derivative call options 1,287 2,042 Other liabilities 310,433 270,103 Total liabilities Commitments and Contingencies Stockholders equity (deficit) 6 21 Class A Common Stock, 0.0001 par value; 228,041,297 and 99,815,625 shares authorized; 199,130,727 and 65,919,127 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively — — Class B Common Stock, 0.0001 par value; 4,429,688 shares authorized; 6,667 shares issued and outstanding as of December 31, 2025 and December 31, 2024 — — Preferred Stock, 0.0001 par value; 5,931,000 and 10,000,000 shares authorized as of December 31, 2025 and December 31, 2024 respectively; one and zero shares issued and outstanding as of December 31, 2025 and December 31, 2024 respectively — — Series B Preferred Stock, $0.0001 par value; 12,000,000 and zero shares authorized as of December 31, 2025 and December 31, 2024 respectively; 7,184,760 and zero shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively 4,421,563 4,673,866 Additional paid - in capital 7,744 3,817 Accumulated other comprehensive income (4,314,346) (4,705,042) Accumulated deficit 114,967 (27,338) Total stockholders’ equity (deficit) attributable to the Company — 35,097 Noncontrolling interest 114,967 7,759 Total stockholders' equity (deficit) $ 425,400 $ 277,862 Total liabilities and stockholders’ equity (deficit)

APPENDIX 2025 - CONSOLIDATED INCOME STATEMENT (1/2) (In thousands) X X X © 2024 FARADAY FUTURE © 2024 FARADAY FUTURE 18 2024 2025 $ 539 $ 536 Revenue 84,029 98,302 Cost of revenue (83,490) (97,766) Gross profit Operating expenses 25,227 16,603 Research and development (14,935) — Settlement on accrued research and development expenses 9,278 12,310 Sales and marketing 43,164 55,733 General and administrative 1,667 2,459 Loss on disposal of property, plant, and equipment 1,847 137,435 Impairment of long - lived assets and deposits — 4,450 Impairment of goodwill — 4,294 Credit loss expense - short - term note receivable 66,248 233,284 Total operating expenses (149,738) (331,050) Loss from operations (12,556) 49,093 Change in fair value of notes payable, warrant liabilities, and derivative call options 253 (1,627) Change in fair value of related party notes payable, warrant liabilities, and derivative call options (161,725) (100,524) Loss on settlement of notes payable (14,295) (5,128) Loss on settlement of related party notes payable (7,895) (8,649) Interest expense (8,710) — Related party interest expense — (4,117) Net loss on digital assets (1,448) 4,983 Other (loss) income, net (356,114) (397,019) Loss before income taxes 267 (63) Income tax (expense) benefit $ (355,847) $ (397,082) Net loss — 6,386 Less: Net Loss attributable to noncontrolling interest

APPENDIX 2025 - CONSOLIDATED INCOME STATEMENT (2/2) (In thousands) X X X © 2024 FARADAY FUTURE © 2024 FARADAY FUTURE 19 $ (355,847) $ (390,696) Net Loss attributable to Faraday Future Intelligent Electric Inc. Per share information: Net loss per share of Class A and B Common Stock attributable to common stockholders: $ (19.61) $ (3.14) Basic $ (19.61) $ (3.14) Diluted Weighted average common shares used in computing net loss per share of Class A and Class B Common Stock: 18,529,525 124,299,591 Basic 18,529,525 124,299,591 Diluted Total comprehensive loss $ (355,847) $ (397,082) Net loss 1,882 (3,927) Foreign currency translation adjustment $ (353,965) $ (401,009) Total comprehensive loss 2024 2025

APPENDIX 2025 - CONSOLIDATED STATEMENTS OF CASH FLOWS(1/2) (In thousands) X X © 2024 FARADAY FUTURE © 2026 FARADAY FUTURE 20 X

(In thousands) APPENDIX 2025 - CONSOLIDATED STATEMENTS OF CASH FLOWS(2/2) X X X © 2024 FARADAY FUTURE © 2026 FARADAY FUTURE 21